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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 27, 2001
                                 --------------



                          BALDWIN PIANO & ORGAN COMPANY
                          -----------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                           0-14903                 31-1091812
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(State or other jurisdiction              (Commission             (IRS Employer
     of incorporation)                    File Number)            Identification
                                                                      Number)


4680 Parkway Drive, Mason, Ohio                                      45040-5301
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:   (513) 754-4500
                                                      --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On April 27, 2001, Baldwin Piano & Organ Company (the "Company") issued a Press Release announcing that Robert J. Jones had been appointed Chief Executive Officer and a director of the Company, effective immediately. Mr. Jones fills the vacancy on the Board of Directors created by the resignation of John H. Gutfreund from the Board. On April 30, the Company issued a Press Release announcing that Kenneth W. Pavia, Sr. had been appointed Chairman of the Board of Directors. A copy of each Press Release is attached hereto as Exhibit
99.1 and Exhibit 99.2, respectively, and each is hereby incorporated herein by reference in its entirety.

         "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This report contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of competitive products and pricing, product demand and market acceptance, reliance on key strategic alliances, fluctuations in operating results and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not Applicable.

         (b)      Pro forma financial information.

                  Not Applicable.

                  (c)      Exhibits.

                           99.1   Press Release dated April 27, 2001

                           99.2   Press Release dated April 30, 2001



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BALDWIN PIANO & ORGAN COMPANY
                                              (Registrant)

Date: May 1, 2001                     By: /s/  DUANE D. KIMBLE
                                         --------------------------------------
                                          Duane D. Kimble
                                          President and Chief Financial Officer